EXHIBIT 99.1
FOR FURTHER INFORMATION CONTACT:
Stericycle Investor Relations 847-607-2012
Stericycle, Inc. Reports Results
For the Third Quarter 2020
BANNOCKBURN, Ill., November 5, 2020 - Stericycle, Inc. (Nasdaq: SRCL) today reported results for the third quarter ended September 30, 2020.

Revenues for the quarter were $636.4 million, a decrease of 23.6% compared to $833.1 million in the third quarter of last year due to the impact of multiple divestitures and the COVID-19 pandemic.  Organic revenues declined 4.3% when excluding the impact of divestitures, foreign exchange rates, and changes in sorted office paper (“SOP”) pricing, primarily reflecting the impact of the pandemic.  Loss from operations was $55.8 million, compared to a loss from operations of $34.5 million in the third quarter of last year.  Net loss was $81.2 million, or $0.89 diluted loss per share, compared to a net loss of $59.2 million, or $0.65 diluted loss per share, in the third quarter of last year. The year-over-year difference was related to a higher loss from operations of $21.3 million, primarily related to divestitures, and higher tax expense of $15.1 million, which were partially offset by lower interest expense of $12.2 million. Adjusted income from operations was $101.0 million, compared to $118.8 million in the third quarter of last year.  Adjusted diluted earnings per share was $0.68, compared to $0.80 in the 2019 comparable period.  Cash flow from operations for the nine months ended September 30, 2020 was $365.2 million, compared to $201.2 million in the same period in 2019. Free cash flow for the nine months ended September 30, 2020 was $270.5 million, compared to $40.0 million in the same period in 2019.
KEY BUSINESS HIGHLIGHTS:
•Cash flow from operations improved to $365.2 million and free cash flow improved to $270.5 million for the first nine months of 2020, compared to $201.2 million and $40.0 million, respectively, in 2019.
•Net debt was reduced by approximately $135.5 million in the third quarter, decreasing total net debt to below $2.0 billion, the lowest net debt in the last five years.
•Income from operations, normalized for divestitures and foreign exchange rates, improved $8.2 million in the third quarter, driven by operational efficiencies and cost reductions.
•Regulated Waste and Compliance Services (“RWCS”) organic revenues grew 0.6%. Excluding the impact on maritime waste services from the pandemic, RWCS grew 1.9%.
•The divestiture of the Argentina business was completed in the quarter, the seventh divestiture since January 2019 as the Company continued to streamline its portfolio.
“As we continue to manage through the COVID-19 pandemic volatility, Stericycle delivered strong third quarter results with significant year-over-year operating margin improvement and debt reduction,” said Cindy J. Miller, Chief Executive Officer.  “Our focus on quality of revenue improvements, disciplined cost management and operating efficiency is generating significant free cash flow.”

THIRD QUARTER FINANCIAL RESULTS –
U.S. Generally Accepted Accounting Principles (GAAP) Results
•Revenues for the quarter were $636.4 million, compared to $833.1 million in the third quarter of last year. Of the $196.7 million year-over-year decline, the impact of divestitures and lower Secure Information Destruction (“SID”) revenues excluding SOP pricing was $198.6 million in the aggregate and $162.0 million and $36.6 million, respectively.

•Loss from operations in the quarter was $55.8 million, compared to a loss from operations of $34.5 million in the third quarter of last year. The change was primarily due to divestitures, which included higher year-over-year divestiture losses of $20.9 million and decreased operating income of $8.6 million. The decline was partially offset by operational efficiencies and cost reductions of $8.2 million.

•Net loss was $81.2 million, or $0.89 diluted loss per share, compared to a net loss of $59.2 million, or $0.65 diluted loss per share, in the third quarter of last year.  The year-over-year difference was related to a higher loss from operations of $21.3 million, primarily related to divestitures, and higher tax expense of $15.1 million, which were partially offset by lower interest expense of $12.2 million.

•Cash flow from operations for the nine months ended September 30, 2020 was $365.2 million, compared to $201.2 million in the same period in 2019.  The year-over-year improvement of $164.0 million primarily includes:
◦lower payments for legal and professional fees, annual incentive compensation, and prepaid software totaling $50.5 million
◦lower accounts receivable of $26.6 million driven by collections exceeding revenues and collection process improvements
◦lower accounts payable of $17.4 million primarily driven by reduced costs
◦U.S. CARES Act net operating loss carryback refund of $48.0 million received in the third quarter
◦government relief tax-related payment deferrals of $22.4 million, roughly split between U.S. and international
◦advances received on executed service agreements of $19.2 million related to the Domestic Environmental Solutions divestiture in the second quarter
•Cash paid for capital expenditures for the nine months ended September 30, 2020 was $94.7 million compared to $161.2 million for the nine months ended September 30, 2019, primarily driven by the timing of 2019 investments in the ERP and disciplined capital management throughout 2020.
Non-GAAP Results
•RWCS organic revenues grew 0.6%. Excluding the impact on maritime waste services from the pandemic, RWCS grew 1.9%. Organic revenues of SID, excluding the impact of SOP pricing, and Communication and Related Services (“CRS”) declined 16.8% and 2.9%, respectively, as a result of the COVID-19 pandemic.
•Adjusted income from operations was $101.0 million, compared to $118.8 million in the third quarter of last year.  Excluding the impact of divestitures and foreign exchange rates of $12.9 million, adjusted income from operations declined $4.9 million. However, adjusted operating margin improved 160 basis points, primarily driven by divestitures and sustainable operating efficiencies, despite reduced revenues resulting from the pandemic.
•Adjusted diluted earnings per share was $0.68, compared to $0.80 in the third quarter of last year. The year-over-year decline includes the impact of divestitures and foreign exchange rates of $0.12, higher adjusted tax rate impact of $0.07, and lower income from operations of $0.04. These factors were partially offset by lower interest expense of $0.11.
•Free cash flow for the nine months ended September 30, 2020 was $270.5 million, compared to $40.0 million for the nine months ended September 30, 2019.  The significant year-over-year improvement of $230.5 million was due to higher cash flow from operations and lower capital expenditures, as described above.

CONFERENCE CALL INFORMATION
Stericycle is holding its third quarter earnings conference call on Thursday, November 5, 2020, at 8:00 a.m. central time.  Dial (888) 317-6003 in the U.S., (866) 605-3851 in Canada, or (412) 317-6061 if outside the U.S./Canada at least 10 minutes before the call begins.  Upon dialing the number, you will be prompted to enter the Elite Entry Number 3959482. To access presentation materials, listen to the call via an internet webcast or access an audio replay of the call, visit http://investors.stericycle.com.
NON-GAAP FINANCIAL MEASURES
Non-GAAP financial measures are reconciled to the most comparable U.S. GAAP measures in the schedules attached hereto.
ABOUT STERICYCLE
Stericycle, Inc., (Nasdaq: SRCL) is a U.S. based business-to-business services company and leading provider of compliance-based solutions that protects people and brands, promotes health and safeguards the environment.  Stericycle serves customers in the U.S. and 17 countries worldwide with solutions for regulated medical waste management, secure information destruction, compliance, customer contact, and brand protection.  For more information about Stericycle, please visit www.stericycle.com.
SAFE HARBOR STATEMENT
This document may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  When we use words such as “believes,” “expects,” “anticipates,” “estimates” “may,” “plan,” “will,” “goal” or similar expressions, we are making forward-looking statements.  Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements.  Factors that could cause such differences include, among others, developments in the COVID-19 pandemic and the resulting impact on the results of operations, precautions we have taken to safeguard the health and safety of our employees which may make certain of our business processes less efficient, measures taken by governmental authorities to prevent the spread of the COVID-19 virus which could disrupt our supply chain, result in disruptions in transportation services and restrictions on the ability of our employees to travel, result in temporary closure of our facilities or the facilities of our customers and suppliers, affect the volume of paper processed by our secure information destruction business and the revenue generated from the sale of SOP, disruptions in our relationships with our employees as a result of certain cost-saving measures, an economic slowdown in the U.S. and other countries resulting from the outbreak of the COVID-19 virus, SOP pricing volatility, foreign exchange rate volatility in the jurisdictions in which we operate, the volume and size of any recall events, changes in governmental regulation of the collection, transportation, treatment and disposal of regulated waste or the proper handling and protection of personal and confidential information, the level of government enforcement of regulations governing regulated waste collection and treatment or the proper handling and protection of personal and confidential information, decreases in the volume of regulated wastes or personal and confidential information collected from customers, the ability to implement our ERP system, charges related to portfolio rationalization or the failure of divestitures to achieve the desired results, failure to consummate transactions with respect to non-core businesses, the obligations to service substantial indebtedness and comply with the covenants and restrictions contained in our credit agreements and notes, a downgrade in our credit rating resulting in an increase in interest expense, political, economic, inflationary and other risks related to our foreign operations, the outcome of pending or future litigation or investigations including with respect to the U.S.  Foreign Corrupt Practices Act, changing market conditions in the healthcare industry, competition and demand for services in the regulated waste and secure information destruction industries, failure to maintain an effective system of internal control over financial reporting, delays or failures in implementing remediation efforts with respect to existing or future material weaknesses, disruptions in or attacks on information technology systems, as well as other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Forms 10-Q.  As a result, past financial performance should not be considered a reliable indicator of future performance, and investors should not use historical trends to anticipate future results or trends.  We disclaim any obligation to update or revise any forward-looking or other statements contained herein other than in accordance with legal and regulatory obligations.

STERICYCLE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF LOSS
(Unaudited)

In millions, except per share data
	Three Months Ended September 30,					Nine Months Ended September 30,
	2020	% of Revenue	2019	% of Revenue	% Change	2020	% of Revenue	2019	% of Revenue	% Change
Revenues	$636.4	100.0%	$833.1	100.0%	(23.6)%	$2,019.6	100.0%	$2,509.0	100.0%	(19.5)%
Cost of revenues	369.1	58.0%	537.8	64.6%	(31.4)%	1,236.0	61.2%	1,614.0	64.3%	(23.4)%
Gross profit	267.3	42.0%	295.3	35.4%	(9.5)%	783.6	38.8%	895.0	35.7%	(12.4)%
Selling, general and administrative expenses	219.0	34.4%	246.6	29.6%	(11.2)%	678.7	33.6%	809.4	32.3%	(16.1)%
Divestiture losses (gains), net	104.1	16.4%	83.2	10.0%	25.1%	166.2	8.2%	78.1	3.1%	112.8%
Goodwill impairment	—	—%	—	—%	—%	—	—%	20.9	0.8%	(100.0)%
Loss from operations	(55.8)	(8.8)%	(34.5)	(4.1)%	61.7%	(61.3)	(3.0)%	(13.4)	(0.5)%	357.5%
Interest expense, net	(17.7)	(2.8)%	(29.9)	(3.6)%	(40.8)%	(62.0)	(3.1)%	(91.1)	(3.6)%	(31.9)%
Loss on early extinguishment of debt	—	—%	—	—%	—%	—	—%	(23.1)	(0.9)%	(100.0)%
Other expense, net	(0.9)	(0.1)%	(3.2)	(0.4)%	(71.9)%	(4.8)	(0.2)%	(7.2)	(0.3)%	(33.3)%
Loss before income taxes	(74.4)	(11.7)%	(67.6)	(8.1)%	10.1%	(128.1)	(6.3)%	(134.8)	(5.4)%	(5.0)%
Income tax (expense) benefit	(6.5)	(1.0)%	8.6	1.0%	(175.6)%	23.2	1.1%	8.0	0.3%	190.0%
Net loss	(80.9)	(12.7)%	(59.0)	(7.1)%	37.1%	(104.9)	(5.2)%	(126.8)	(5.1)%	(17.3)%
Net income attributable to noncontrolling interests	(0.3)	—%	(0.2)	—%	50.0%	(0.9)	—%	(0.7)	—%	28.6%
Net loss attributable to Stericycle, Inc. common shareholders	$(81.2)	(12.8)%	$(59.2)	(7.1)%	37.2%	$(105.8)	(5.2)%	$(127.5)	(5.1)%	(17.0)%
Loss per common share attributable to Stericycle, Inc. common shareholders:
Basic	$(0.89)		$(0.65)		36.9%	$(1.16)		$(1.40)		(17.1)%
Diluted	$(0.89)		$(0.65)		36.9%	$(1.16)		$(1.40)		(17.1)%
Weighted average number of common shares outstanding:
Basic	91.5		91.1			91.4		91.0
Diluted	91.5		91.1			91.4		91.0
nm - percentage change not meaningful
STATISTICS - U.S. GAAP AND ADJUSTED MEASURES
(Unaudited)

In millions, except per share data
	Three Months Ended September 30,				Nine Months Ended September 30,
	2020	% of Revenue	2019	% of Revenue	2020	% of Revenue	2019	% of Revenue
Statistics - U.S. GAAP
Effective tax rate	(8.7)%		12.7%		18.1%		5.9%
Statistics - Adjusted (1)
Adjusted gross profit	$267.3	42.0%	$299.2	35.9%	$790.4	39.1%	$904.7	36.1%
Adjusted selling, general and administrative expenses	$166.3	26.1%	$180.4	21.7%	$510.3	25.3%	$575.3	22.9%
Adjusted income from operations	$101.0	15.9%	$118.8	14.3%	$280.1	13.9%	$329.4	13.1%
Adjusted EBITDA	$126.8	19.9%	$150.5	18.1%	$361.7	17.9%	$425.0	16.9%
Adjusted net income attributable to common shareholders	$62.0	9.7%	$72.5	8.7%	$151.6	7.5%	$175.3	7.0%
Adjusted effective tax rate	24.6%		16.9%		28.9%		26.0%
Adjusted diluted earnings per share	$0.68		$0.80		$1.66		$1.93
Adjusted diluted shares outstanding	91.8		91.2		91.6		91.0
(1)Adjusted financial measures are Non-GAAP measures and exclude adjusting items as described and reconciled to comparable U.S. GAAP financial measures in the Reconciliation of U.S. GAAP to Non-GAAP Financial Measures contained in this Press Release.

STERICYCLE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

In millions, except per share data
	September 30, 2020	December 31, 2019
ASSETS
Current Assets:
Cash and cash equivalents	$59.4	$34.7
Accounts receivable, less allowance for doubtful accounts of $55.4 in 2020 and $67.9 in 2019	384.9	544.3
Prepaid expenses	68.7	60.7
Other current assets	52.7	66.9
Total Current Assets	565.7	706.6
Property, plant and equipment, less accumulated depreciation of $661.8 in 2020 and $667.8 in 2019	696.4	798.5
Operating lease right-of-use assets	378.2	435.0
Goodwill	2,801.8	2,982.2
Intangible assets, less accumulated amortization of $615.7 in 2020 and $584.9 in 2019	1,122.4	1,422.4
Other assets	68.7	92.3
Total Assets	$5,633.2	$6,437.0
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of long-term debt	$117.5	$103.1
Bank overdrafts	2.9	1.9
Accounts payable	156.1	220.1
Accrued liabilities	271.4	296.6
Operating lease liabilities	86.0	94.8
Other current liabilities	53.0	40.4
Total Current Liabilities	686.9	756.9
Long-term debt, net	1,878.7	2,559.3
Long-term operating lease liabilities	312.7	356.1
Deferred income taxes	311.2	295.1
Long-term taxes payable	45.7	70.7
Other liabilities	59.5	64.2
Total Liabilities	3,294.7	4,102.3

EQUITY
Common stock (par value $0.01 per share, 120.0 shares authorized, 91.5 and 91.1 issued and outstanding in 2020 and 2019, respectively)	0.9	0.9
Additional paid-in capital	1,228.2	1,205.7
Retained earnings	1,334.1	1,442.4
Accumulated other comprehensive loss	(229.6)	(318.1)
Total Stericycle, Inc.’s Equity	2,333.6	2,330.9
Noncontrolling interests	4.9	3.8
Total Equity	2,338.5	2,334.7
Total Liabilities and Equity	$5,633.2	$6,437.0

STERICYCLE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

In millions
	Nine Months Ended September 30,
	2020	2019
OPERATING ACTIVITIES:
Net loss	$(104.9)	$(126.8)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation	83.3	96.6
Intangible amortization	94.5	110.5
Loss on early extinguishment of debt and related charges	—	26.5
Stock-based compensation expense	20.3	13.7
Deferred income taxes	(3.7)	18.7
Goodwill impairment	—	20.9
Divestiture losses (gains), net	166.2	78.1
Asset impairments, loss (gain) on disposal of property plant and equipment and other charges	15.7	9.1
Other, net	(0.1)	0.6
Changes in operating assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable	32.9	6.3
Prepaid expenses	26.4	(28.3)
Accounts payable	(13.0)	4.4
Accrued liabilities	9.9	(30.5)
Other assets and liabilities	37.7	1.4
Net cash from operating activities	365.2	201.2
INVESTING ACTIVITIES:
Capital expenditures	(94.7)	(161.2)
Payments for acquisitions, net of cash acquired	—	(0.2)
Proceeds from divestiture of businesses	421.2	17.8
Other, net	1.7	2.3
Net cash from investing activities	328.2	(141.3)
FINANCING ACTIVITIES:
Repayments of long-term debt and other obligations	(23.5)	(38.2)
Proceeds from foreign bank debt	1.8	10.9
Repayments of foreign bank debt	(5.2)	(7.4)
Proceeds from term loan	—	365.0
Repayment of term loan	(404.5)	(40.2)
Repayment of private placement of long-term note	—	(1,075.0)
Proceeds from senior notes	—	600.0
Proceeds from senior credit facility	943.1	1,292.1
Repayment of senior credit facility	(1,175.9)	(1,141.3)
Proceeds from (repayments of) bank overdrafts, net	1.4	(9.8)
Payments of capital lease obligations	(3.2)	(2.4)
Payments of debt issuance costs	(1.4)	(8.8)
Proceeds from issuance of common stock, net of (payments of) taxes from withheld shares	(0.9)	16.2
Payments on early extinguishment of debt	—	(20.4)
Payments to noncontrolling interest	—	(0.7)
Net cash from financing activities	(668.3)	(60.0)
Effect of exchange rate changes on cash and cash equivalents	(0.4)	(3.4)
Net change in cash and cash equivalents	24.7	(3.5)
Cash and cash equivalents at beginning of period	34.7	34.3
Cash and cash equivalents at end of period	$59.4	$30.8

SUPPLEMENTAL CASH FLOW INFORMATION:
Net issuances of obligations for acquisitions	$—	$0.3
Capital expenditures in accounts payable	$8.5	$22.3
Interest paid during the period, net of capitalized interest	$69.5	$69.7
Income taxes (refunded) paid, net during the period	$(42.9)	$7.3
Free Cash Flow (1)	$270.5	$40.0
(1)Free Cash Flow is calculated as Net cash from operating activities less Capital expenditures.

Table 1–A: REVENUES CHANGES BY SERVICE AND SEGMENT (UNAUDITED) –
THREE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019

	Three Months Ended September 30,
	In millions				Components of Change (%)
					Organic
	2020	2019	Change ($)	Change (%)	Growth(1)	SOP Pricing	Divestitures	Foreign Exchange(2)
Revenues by Service
Regulated Waste and Compliance Services (3)	$415.5	$551.6	$(136.1)	(24.7)%	0.6%	—%	(25.1)%	(0.2)%
Secure Information Destruction Services	187.3	222.6	(35.3)	(15.9)%	(16.8)%	0.6%	—%	0.4%
Communication and Related Services (4)	33.6	58.9	(25.3)	(43.0)%	(2.9)%	—%	(40.2)%	0.1%
Total Revenues	$636.4	$833.1	$(196.7)	(23.6)%	(4.3)%	0.1%	(19.4)%	—%

North America
Regulated Waste and Compliance Services (3)	$322.5	$445.6	$(123.1)	(27.6)%	(0.8)%	—%	(26.8)%	—%
Secure Information Destruction Services	163.4	189.7	(26.3)	(13.9)%	(14.3)%	0.6%	—%	(0.1)%
Communication and Related Services (4)	31.2	56.6	(25.4)	(44.9)%	(3.0)%	—%	(41.8)%	—%
Total North America Segment	$517.1	$691.9	$(174.8)	(25.3)%	(4.7)%	0.2%	(20.7)%	—%

International
Regulated Waste and Compliance Services (3)	$93.0	$106.0	$(13.0)	(12.3)%	6.4%	—%	(17.7)%	(1.0)%
Secure Information Destruction Services	23.9	32.9	(9.0)	(27.4)%	(31.2)%	0.5%	—%	3.3%
Communication and Related Services	2.4	2.3	0.1	4.3%	—%	—%	—%	4.3%
Total International Segment	$119.3	$141.2	$(21.9)	(15.5)%	(2.5)%	0.1%	(13.3)%	0.1%
See footnote descriptions below Table 1 – C.
Table 1–B: REVENUES CHANGES BY SERVICE AND SEGMENT (UNAUDITED) –
NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019

	Nine Months Ended September 30,
	In millions				Components of Change (%)
					Organic
	2020	2019	Change ($)	Change (%)	Growth(1)	SOP Pricing	Divestitures	Foreign Exchange(2)
Revenues by Service
Regulated Waste and Compliance Services (5)	$1,366.9	$1,641.7	$(274.8)	(16.7)%	1.2%	—%	(16.7)%	(1.2)%
Secure Information Destruction Services	557.9	684.0	(126.1)	(18.4)%	(16.3)%	(2.0)%	—%	(0.1)%
Communication and Related Services (6)	94.8	183.3	(88.5)	(48.3)%	(7.0)%	—%	(41.2)%	(0.1)%
Total Revenues	$2,019.6	$2,509.0	$(489.4)	(19.5)%	(4.2)%	(0.6)%	(13.9)%	(0.8)%

North America
Regulated Waste and Compliance Services (5)	$1,089.6	$1,317.8	$(228.2)	(17.3)%	0.5%	—%	(17.7)%	(0.1)%
Secure Information Destruction Services	486.8	584.4	(97.6)	(16.7)%	(14.6)%	(2.0)%	—%	(0.1)%
Communication and Related Services (6)	86.6	174.0	(87.4)	(50.2)%	(8.3)%	—%	(41.9)%	(0.1)%
Total North America Segment	$1,663.0	$2,076.2	$(413.2)	(19.9)%	(4.5)%	(0.6)%	(14.8)%	(0.1)%

International
Regulated Waste and Compliance Services (5)	$277.3	$323.9	$(46.6)	(14.4)%	4.0%	—%	(12.6)%	(5.8)%
Secure Information Destruction Services	71.1	99.6	(28.5)	(28.6)%	(26.0)%	(2.3)%	—%	(0.2)%
Communication and Related Services (6)	8.2	9.3	(1.1)	(11.8)%	17.2%	—%	(29.0)%	—%
Total International Segment	$356.6	$432.8	$(76.2)	(17.6)%	(2.6)%	(0.5)%	(10.0)%	(4.4)%
See footnote descriptions below Table 1 – C.

Table 1–C: COMPONENTS OF REVENUES CHANGE IN DOLLARS (UNAUDITED)

	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2020
Organic - Growth	$(35.8)	$(105.1)
Organic - SOP Pricing	1.3	(13.8)
Divestitures	(162.0)	(350.0)
Foreign exchange	(0.2)	(20.5)
Total Change	$(196.7)	$(489.4)
(1)Growth is the change in revenues excluding the impact of SOP pricing, divestitures and foreign exchange.
(2)The comparisons at constant currency rates (foreign exchange) reflect comparative local currency balances at prior period’s foreign exchange rates. Stericycle calculated these percentages by taking current period reported Revenues less the respective prior period reported Revenues, divided by the prior period reported Revenues, all at the respective prior period’s foreign exchange rates.  This measure provides information on the change in Revenues assuming that foreign currency exchange rates have not changed between the prior and the current period.  Management believes the use of this measure aids in the understanding of changes in Revenues without the impact of foreign currency.
(3)For the three months ended September 30, 2019, RWCS revenues include $7.4 million associated with the Argentina business which was divested in July 2020; $119.5 million associated with the Domestic Environmental Solutions business which was divested in April 2020; $6.3 million and $5.0 million, respectively, associated with Chile and Mexico operations, which were divested in 2019.
(4)For the three months ended September 30, 2019, CRS revenues include $23.8 million associated with North America telephone answering service (“TAS”) and retail pharmaceutical returns service which were divested in 2019.
(5)For the nine months ended September 30, 2019, RWCS revenues include $7.4 million associated with the Argentina business which was divested in July 2020; $233.6 million associated with the Domestic Environmental Solutions business which was divested in April 2020; $19.3 million and $14.0 million, respectively, associated with Chile and Mexico operations, which were divested in 2019.
(6)For the nine months ended September 30, 2019, CRS revenues include $75.7 million associated with North America TAS, retail pharmaceutical returns service, and U.K. (the “United Kingdom”) texting business which were divested in 2019.

RECONCILIATION OF U.S. GAAP TO NON-GAAP FINANCIAL MEASURES (UNAUDITED)
Table 2-A: THREE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019

(In millions, except per share data)
	Three Months Ended September 30, 2020
	Gross Profit	Selling, General and Administrative Expenses	(Loss) Income from Operations	Net (Loss) Income Attributable to Common Shareholders (d)	Diluted (Loss) Earnings Per Share
U.S. GAAP Financial Measures	$267.3	$219.0	$(55.8)	$(81.2)	$(0.89)
Adjustments:
Business Transformation (1)	—	(10.7)	10.7	8.0	0.09
Intangible Amortization (2)	—	(31.4)	31.4	23.6	0.26
Acquisition and Integration (3)	—	—	—	—	—
Operational Optimization (4)	—	(3.1)	3.1	2.5	0.03
Divestitures (including Divestiture Losses (Gains), net) (5)	—	(1.3)	105.4	104.1	1.13
Litigation, Settlements and Regulatory Compliance (6)	—	(3.5)	3.5	2.8	0.03
Asset Impairments (7)	—	(0.6)	0.6	0.4	—
Other (8)	—	(2.1)	2.1	1.8	0.02
Diluted Share Impact	—	—	—	—	0.01
Total Adjustments	—	(52.7)	156.8	143.2	1.57
Adjusted Financial Measures (a)	$267.3	$166.3	$101.0	$62.0	$0.68
Depreciation (b)			25.8
Adjusted EBITDA (c)			$126.8

(In millions, except per share data)
	Three Months Ended September 30, 2019
	Gross Profit	Selling, General and Administrative Expenses	(Loss) Income from Operations	Net (Loss) Income Attributable to Common Shareholders (d)	Diluted (Loss) Earnings Per Share
U.S. GAAP Financial Measures	$295.3	$246.6	$(34.5)	$(59.2)	$(0.65)
Adjustments:
Business Transformation (1)	0.1	(17.0)	17.1	12.7	0.14
Intangible Amortization (2)	—	(35.8)	35.8	28.4	0.31
Acquisition and Integration (3)	—	(1.6)	1.6	1.5	0.02
Operational Optimization (4)	3.8	(0.1)	3.9	3.4	0.04
Divestitures (including Divestiture Losses (Gains), net) (5)	—	(2.1)	85.3	75.7	0.83
Litigation, Settlements and Regulatory Compliance (6)	—	(2.4)	2.4	2.4	0.03
Asset Impairments (7)	—	—	—	—	—
Other (8)	—	(7.2)	7.2	7.6	0.08
Diluted Share Impact	—	—	—	—	—
Total Adjustments	3.9	(66.2)	153.3	131.7	1.45
Adjusted Financial Measures (a)	$299.2	$180.4	$118.8	$72.5	$0.80
Depreciation (b)			31.7
Adjusted EBITDA (c)			$150.5

(In millions, except per share data)
	Third Quarter 2020 Change Compared to Third Quarter 2019
	Gross Profit	Selling, General and Administrative Expenses	(Loss) Income from Operations	Net (Loss) Income Attributable to Common Shareholders (d)	Diluted (Loss) Earnings Per Share
U.S. GAAP Financial Measures	$(28.0)	$(27.6)	$(21.3)	$(22.0)	$(0.24)
Adjustments:
Business Transformation	(0.1)	6.3	(6.4)	(4.7)	(0.05)
Intangible Amortization	—	4.4	(4.4)	(4.8)	(0.05)
Acquisition and Integration	—	1.6	(1.6)	(1.5)	(0.02)
Operational Optimization	(3.8)	(3.0)	(0.8)	(0.9)	(0.01)
Divestitures (including Divestiture Losses (Gains), net)	—	0.8	20.1	28.4	0.30
Litigation, Settlements and Regulatory Compliance	—	(1.1)	1.1	0.4	—
Asset Impairments	—	(0.6)	0.6	0.4	—
Other	—	5.1	(5.1)	(5.8)	(0.06)
Diluted Share Impact	—	—	—	—	0.01
Total Adjustments	(3.9)	13.5	3.5	11.5	0.12
Adjusted Financial Measures	$(31.9)	$(14.1)	$(17.8)	$(10.5)	$(0.12)
Depreciation			(5.9)
Adjusted EBITDA			$(23.7)
The following table provides Loss from Operations adjustments categorized as follows:

(In millions)
	Three Months Ended September 30,
	2020	2019
Non-Cash Related	$105.0	$85.2
Cash Related	20.4	32.3
Intangible Amortization	31.4	35.8
Total	$156.8	$153.3
Non-cash related adjustments include the following:

(In millions)
	Three Months Ended September 30, 2020
	Impairments of Property, Plant and Equipment	Impairments of Intangibles	Goodwill Impairment	Divestiture Losses (Gains), net	Total
Adjustments:
Business Transformation (1)	$0.6	$—	$—	$—	$0.6
Operational Optimization (4)	0.2	2.6	—	—	2.8
Divestiture Losses (Gains), net (5)	—	—	—	100.9	100.9
Asset Impairments (7)	0.2	0.5	—	—	0.7
Goodwill Impairment	—	—	—	—	—
Total Non-Cash Charges	$1.0	$3.1	$—	$100.9	$105.0

(In millions)
	Three Months Ended September 30, 2019
	Impairments of Property, Plant and Equipment	Impairments of Intangibles	Goodwill Impairment	Divestiture Losses (Gains), net	Total
Adjustments:
Business Transformation (1)	$0.2	$—	$—	$—	$0.2
Operational Optimization (4)	0.9	0.9	—	—	1.8
Divestiture Losses (Gains), net (5)	—	—	—	83.2	83.2
Asset Impairments (7)	—	—	—	—	—
Goodwill Impairment	—	—	—	—	—
Total Non-Cash Charges	$1.1	$0.9	$—	$83.2	$85.2
U.S. GAAP results for the three months ended September 30, 2020 and 2019 include:
(1) Business Transformation: In 2020, Selling, general and administrative expenses (“SG&A”) includes $10.7 million of expenses related to our ERP implementation, of which $3.1 million related to consulting and professional fees, $3.1 million related to software usage/maintenance fees,

$3.4 million related to internal costs, and $1.1 million of other related costs.  In 2019, Cost of Revenues (“COR”) includes $0.1 million of other related expenses; SG&A includes $1.4 million of expenses related to investments in cost savings and business capabilities, of which $0.6 million related to internal costs, and $0.8 million of other related expenses; $15.7 million related to our ERP implementation, of which $7.1 million related to consulting and professional fees, $4.4 million related to software usage/maintenance fees, $2.9 million related to internal costs, and $1.2 million of other related costs.
(2) Intangible Amortization: Intangible amortization expense from acquisitions.

(3) Acquisition and Integration: There were no acquisitions in the third quarter of 2020 and 2019. In 2019, SG&A includes $1.6 million of acquisition expenses from a previous acquisition.

(4) Operational Optimization: In 2020, SG&A includes $3.1 million of charges, primarily non-cash impairments, in International related to the discontinuation of a service line in the U.K. In 2019, COR includes $3.8 million of charges in International, of which a $1.8 million non-cash impairment charge related to long-lived assets; $0.6 million related to closure and exit costs - other, $0.3 million related to exit costs - employee termination incurred in Europe and Latin America and $1.1 million of other expenses primarily related to Asia Pacific (“APAC”). SG&A includes $0.1 million closure and exit costs – other incurred in the U.K.

(5) Divestitures (including Divestiture Losses (Gains), net): 2020 includes a $112.4 million charge (inclusive of $1.2 million related to deal costs and $0.3 million in employee related exit costs) related to the divestiture of Argentina operations and a benefit of $8.3 million related to the divestiture of the Domestic Environmental Solutions business. SG&A includes $3.0 million for consulting and professional fees associated with our Portfolio Rationalization efforts and a $1.7 million benefit associated with a contingent consideration release related to a prior acquisition agreement connected with a divested business. 2019 includes charges of $42.3 million related to the CRS TAS and retail pharmaceutical returns businesses, $40.2 million related to Mexico, and $0.7 million related to a divestiture in the U.K. SG&A includes $2.1 million for consulting and professional fees associated with Portfolio Rationalization efforts.
(6) Litigation, Settlements, and Regulatory Compliance: In 2020 and 2019, SG&A includes $3.5 million and $2.4 million, respectively, of primarily consulting and professional fees for certain litigation, settlement and regulatory compliance matters. 2019 includes settlements, net of insurance recoveries, of $6.3 million.
(7) Asset Impairments: In 2020, SG&A includes charges of $0.6 million in International primarily related to non-cash impairments associated with certain permits in Brazil.
(8) Other: In 2020 and 2019, SG&A includes $2.1 million and $7.2 million, respectively, of consulting and professional fees related to internal control remediation activities as well as the implementation of new accounting standards.  In 2020 and 2019, Other expense, net is primarily comprised of foreign exchange losses including the re-measurement of net monetary assets held in Argentina as a result of its designation as a highly inflationary economy.
(a) The Non-GAAP financial measures contained in this press release are reconciled to the most comparable measures calculated in accordance with U.S. GAAP in the schedules attached to this release.  Management believes the Non-GAAP financial measures are useful measures of Stericycle’s performance because they provide additional information about Stericycle’s operations and exclude certain adjusting items, allowing better evaluation of underlying business performance and better period-to-period comparability.  Additionally, the Company uses such Non-GAAP financial measures in evaluating business unit and management performance.  All Non-GAAP financial measures are intended to supplement the applicable U.S. GAAP measures and should not be considered in isolation from, or a replacement for, financial measures prepared in accordance with U.S. GAAP and may not be comparable to or calculated in the same manner as Non-GAAP financial measures published by other companies.
(b) Three months ended September 30, 2020 and 2019 exclude depreciation charges of $0.6 million and $0.2 million, respectively, that are included in Business Transformation.
(c) Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (Adjusted EBITDA) is (Loss) Income from operations excluding certain adjusting items, Depreciation and Intangible Amortization.
(d) Under the Net (Loss) Income Attributable to Common Shareholders column, adjustments are shown net of tax in aggregate of $13.9 million and $23.5 million for the three months ended September 30, 2020 and 2019, respectively, based on applying the statutory tax rate for the jurisdictions in which the adjustment occurred or, by adjusting the tax effect to consider the impact of applying an annual effective tax rate on an interim basis.

Table 2-B: NINE MONTHS ENDED SEPTEMBER 30, 2020 AND 2019

(In millions, except per share data)
	Nine Months Ended September 30, 2020
	Gross Profit	Selling, General and Administrative Expenses	(Loss) Income from Operations	Net (Loss) Income Attributable to Common Shareholders (d)	Diluted (Loss) Earnings Per Share
U.S. GAAP Financial Measures	$783.6	$678.7	$(61.3)	$(105.8)	$(1.16)
Adjustments:
Business Transformation (1)	—	(37.9)	37.9	28.2	0.31
Intangible Amortization (2)	—	(94.5)	94.5	71.3	0.78
Acquisition and Integration (3)	—	—	—	—	—
Operational Optimization (4)	—	(3.1)	3.1	2.5	0.03
Divestitures (including Divestiture Losses (Gains), net) (5)	—	(6.7)	172.9	168.7	1.84
Litigation, Settlements and Regulatory Compliance (6)	—	(12.1)	12.1	9.2	0.10
Asset Impairments (7)	6.8	(6.1)	12.9	9.7	0.11
Goodwill Impairment (8)	—	—	—	—	—
Other (9)	—	(8.0)	8.0	7.2	0.08
Capital Allocation (10)	—	—	—	—	—
U.S. CARES Act (11)	—	—	—	(39.4)	(0.43)
Total Adjustments	6.8	(168.4)	341.4	257.4	2.82
Adjusted Financial Measures (a)	$790.4	$510.3	$280.1	$151.6	$1.66
Depreciation (b)			81.6
Adjusted EBITDA (c)			$361.7

(In millions, except per share data)
	Nine Months Ended September 30, 2019
	Gross Profit	Selling, General and Administrative Expenses	(Loss) Income from Operations	Net (Loss) Income Attributable to Common Shareholders (d)	Diluted (Loss) Earnings Per Share
U.S. GAAP Financial Measures	$895.0	$809.4	$(13.4)	$(127.5)	$(1.40)
Adjustments:
Business Transformation (1)	0.1	(51.5)	51.6	39.0	0.43
Intangible Amortization (2)	—	(110.5)	110.5	85.3	0.94
Acquisition and Integration (3)	—	(3.5)	3.5	3.1	0.03
Operational Optimization (4)	8.0	(3.1)	11.1	9.3	0.10
Divestitures (including Divestiture Losses (Gains), net) (5)	—	(9.3)	87.4	75.9	0.83
Litigation, Settlements and Regulatory Compliance (6)	—	(21.3)	21.3	18.4	0.20
Asset Impairments (7)	1.6	(2.1)	3.7	3.1	0.03
Goodwill Impairment (8)	—	—	20.9	20.9	0.23
Other (9)	—	(32.8)	32.8	28.0	0.32
Capital Allocation (10)	—	—	—	19.8	0.22
U.S. CARES Act (11)	—	—	—	—	—
Total Adjustments	9.7	(234.1)	342.8	302.8	3.33
Adjusted Financial Measures (a)	$904.7	$575.3	$329.4	$175.3	$1.93
Depreciation (b)			95.6
Adjusted EBITDA (c)			$425.0

(In millions, except per share data)
	Year-to-Date 2020 Change Compared to 2019
	Gross Profit	Selling, General and Administrative Expenses	(Loss) Income from Operations	Net (Loss) Income Attributable to Common Shareholders (d)	Diluted (Loss) Earnings Per Share
U.S. GAAP Financial Measures	$(111.4)	$(130.7)	$(47.9)	$21.7	$0.24
Adjustments:
Business Transformation	(0.1)	13.6	(13.7)	(10.8)	(0.12)
Intangible Amortization	—	16.0	(16.0)	(14.0)	(0.16)
Acquisition and Integration	—	3.5	(3.5)	(3.1)	(0.03)
Operational Optimization	(8.0)	—	(8.0)	(6.8)	(0.07)
Divestitures (including Divestiture Losses (Gains), net)	—	2.6	85.5	92.8	1.01
Litigation, Settlements and Regulatory Compliance	—	9.2	(9.2)	(9.2)	(0.10)
Asset Impairments	5.2	8.2	9.2	6.6	0.08
Goodwill Impairment	—	—	(20.9)	(20.9)	(0.23)
Other	—	24.8	(24.8)	(20.8)	(0.24)
Capital Allocation	—	—	—	(19.8)	(0.22)
U.S. CARES Act	—	—	—	(39.4)	(0.43)
Total Adjustments	(2.9)	77.9	(1.4)	(45.4)	(0.51)
Adjusted Financial Measures	$(114.3)	$(52.8)	$(49.3)	$(23.7)	$(0.27)
Depreciation			(14.0)
Adjusted EBITDA			$(63.3)
The following table provides Loss from Operations adjustments categorized as follows:

(In millions)
	Nine Months Ended September 30,
	2020	2019
Non-Cash Related	$169.3	$114.9
Cash Related	77.6	117.4
Intangible Amortization	94.5	110.5
Total	$341.4	$342.8
Non-cash related adjustments include the following:

(In millions)
	Nine Months Ended September 30, 2020
	Impairments of Property, Plant and Equipment	Impairments of Intangibles	Goodwill Impairment	Divestiture Losses (Gains), net	Total
Adjustments:
Business Transformation (1)	$1.7	$—	$—	$—	$1.7
Operational Optimization (4)	0.2	2.6	—	—	2.8
Divestiture Losses (Gains), net (5)	—	—	—	151.9	151.9
Asset Impairments (7)	7.0	5.9	—	—	12.9
Goodwill Impairment (8)	—	—	—	—	—
Total Non-Cash Charges	$8.9	$8.5	$—	$151.9	$169.3

(In millions)
	Nine Months Ended September 30, 2019
	Impairments of Property, Plant and Equipment	Impairments of Intangibles	Goodwill Impairment	Divestiture Losses (Gains), net	Total
Adjustments:
Business Transformation (1)	$1.0	$—	$—	$—	$1.0
Operational Optimization (4)	5.2	0.9	—	—	6.1
Divestiture Losses (Gains), net (5)	—	—	—	83.2	83.2
Asset Impairments (7)	2.0	1.7	—	—	3.7
Goodwill Impairment (8)	—	—	20.9	—	20.9
Total Non-Cash Charges	$8.2	$2.6	$20.9	$83.2	$114.9

U.S. GAAP results for the nine months ended September 30, 2020 and 2019 include:
(1) Business Transformation: In 2020, SG&A includes $37.9 million of expenses related to our ERP implementation, of which $15.3 million related to consulting and professional fees, $8.8 million related to software usage/maintenance fees, $10.4 million related to internal costs, and $3.4 million of other related costs.  In 2019, COR includes $0.1 million of other related expenses; SG&A includes $4.8 million of expenses related to investments in cost savings and business capabilities, of which $0.4 million related to consulting and professional fees, $1.2 million related to internal costs, and $3.2 million of other related expenses; $41.5 million related to our ERP implementation, of which $19.8 million related to consulting and professional fees, $12.1 million related to software usage/maintenance fees, $7.1 million related to internal costs, and $2.4 million of other related costs; and $5.3 million of exit costs – employee termination.
(2) Intangible Amortization: Intangible amortization expense from acquisitions.
(3) Acquisition and Integration: There were no acquisitions in the first nine months of 2020.  In 2019, SG&A includes $3.4 million of acquisition expenses and $0.1 of integration expenses related to acquisitions completed in the U.S. During the first nine months of 2019, we completed 1 acquisition.
(4) Operational Optimization: In 2020, SG&A includes $3.1 million of charges, primarily non-cash impairments, in International related to the discontinuation of a service line in the U.K. In 2019, COR includes a $2.0 million non-cash impairment charge related to long-lived assets in North America and $6.0 million of charges in International (of which $3.7 million of non-cash charges related to impairment of permits and other long-lived assets, $0.9 million related to closure and exit costs – other, $0.3 million related to exit costs – employee termination incurred in Europe and Latin America, and $1.1 million of other expenses primarily related to APAC). SG&A includes $0.1 million of charges in North America and $3.0 million of charges in International (of which $0.2 million related to exit costs - employee termination, $0.4 million non-cash charge related to impairment of long-lived assets, $1.5 million of charges related to site clean-up costs in Latin America, and $0.9 million of site closure costs in APAC and Europe).
(5) Divestitures (including Divestiture Losses (Gains), net): 2020 includes a $112.4 million charge related to the divestiture of the Argentina operations (inclusive of $1.2 million related to deal costs and $0.3 million in employee related exit costs) and $53.8 million of charges related to the divestiture of the Domestic Environmental Solutions business (inclusive of $11.1 million related to deal costs). SG&A includes $8.0 million for consulting and professional fees associated with our Portfolio Rationalization efforts and a $1.7 million benefit associated with a contingent consideration release related to a prior acquisition agreement connected with a divested business. 2019 includes a $4.4 million gain, net on businesses in the U.K., $42.3 million related to the CRS TAS and retail pharmaceutical returns businesses, and $40.2 million related to the divestiture of the Mexico operations. SG&A includes $9.3 million of consulting and professional services associated with Portfolio Rationalization efforts.
(6) Litigation, Settlements, and Regulatory Compliance: In 2020 and 2019, SG&A includes $12.1 million and $21.3 million, respectively, of primarily consulting and professional fees related to certain litigation, settlement and regulatory compliance matters. 2019 includes settlements, net of insurance recoveries, of $6.3 million.
(7) Asset Impairments: In 2020, charges of $6.1 million and $4.0 million, reported in COR and SG&A, respectively, in North America includes charges related to non-cash impairments associated with rationalization of software application assets and with intangible assets as a result of a discontinuation of a certain service line, and charges of $0.7 million and $2.1 million, reported in COR and SG&A, respectively, in International associated with non-cash impairments for certain long lived assets and permits primarily in the U.K.  In 2019, COR includes $1.6 million related to non-cash impairment charges for software as a result of rationalization of applications primarily in the North America. SG&A includes $2.1 million related to non-cash impairment charges, of which $0.4 million related to long-lived assets in North America and $1.7 million related to permits and customer lists in International.
(8) Goodwill Impairment: In 2019, we recorded non-cash goodwill impairment charges of $20.9 million related to our Latin America reporting unit.

(9) Other: In 2020 and 2019, SG&A includes $8.0 million and $32.8 million, respectively, of consulting and professional fees related to internal control remediation activities as well as the implementation of new accounting standards.  In 2020 and 2019, Other expense, net is primarily comprised of foreign exchange losses including the re-measurement of net monetary assets held in Argentina as a result of its designation as a highly inflationary economy.
(10) Capital Allocation: 2019 includes a pre-tax loss on early extinguishment of debt of $23.1 million, comprising a make whole premium of $20.4 million, due under the terms of certain of the private placement notes, and $2.7 million related to unamortized debt issuance costs, associated with repayments of our private placement notes.  We also incurred $0.2 million of debt modification charges associated with the execution of the Fourth Amendment, which are recorded in Interest expense, net and charges of $3.4 million related to the write-off of the unamortized portion of premiums associated with interest rate locks executed in connection with the issuance of certain of the private placement notes, which are recorded in Interest expense, net. The impact of these items, net of tax, was $19.8 million.
(11) U.S. CARES Act: In 2020, we recognized a $39.4 million tax benefit related to the U.S. CARES Act associated with our ability to carryback net operating losses to prior years that had higher tax rates.
(a) The Non-GAAP financial measures contained in this press release are reconciled to the most comparable measures calculated in accordance with U.S. GAAP in the schedules attached to this release.  Management believes the Non-GAAP financial measures are useful measures of Stericycle’s performance because they provide additional information about Stericycle’s operations and exclude certain adjusting items, allowing better evaluation of underlying business performance and better period-to-period comparability.  Additionally, the Company uses such Non-GAAP financial measures in evaluating business unit and management performance.  All Non-GAAP financial measures are intended to supplement the applicable U.S. GAAP measures and should not be considered in isolation from, or a replacement for, financial measures prepared in accordance with U.S. GAAP and may not be comparable to or calculated in the same manner as Non-GAAP financial measures published by other companies.
(b) Nine months ended September 30, 2020 and 2019 exclude depreciation charges of $1.7 million and $1.0 million, respectively, that are included in Business Transformation.
(c) Adjusted Earnings Before Interest, Tax, Depreciation and Amortization (Adjusted EBITDA) is (Loss) Income from operations excluding certain adjusting items, Depreciation and Intangible Amortization.

(d) Under the Net (Loss) Income Attributable to Common Shareholders column, adjustments are shown net of tax in aggregate of $85.1 million and $70.0 million for the nine months ended September 30, 2020 and 2019, respectively, based on applying the statutory tax rate for the jurisdictions in which the adjustment occurred or, by adjusting the tax effect to consider the impact of applying an annual effective tax rate on an interim basis.